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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (date of earliest event reported)                      September 17, 1998
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


     DELAWARE                              000-24387               52-2080967
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(State or other jurisdiction of        (Commission File        (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)


       84 INVERNESS CIRCLE EAST
         ENGLEWOOD, COLORADO                                          80112
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 (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                              SEPTEMBER 17, 1998


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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(a)  Pursuant to a Stock Purchase Agreement dated September 17, 1998 by and among Navigant International, Inc. ("Navigant" or "Registrant"), Professional Travel Corporation ("PTC"), a wholly-owned subsidiary of Navigant, World Express Travel, Inc. ("WET") and Robert B. Acree, the sole shareholder of WET, PTC acquired from Robert B. Acree on September 17, 1998 all of the issued and outstanding shares of capital stock of WET, a provider of corporate travel management services. The acquisition will be accounted for as a purchase. The purchase price of $8.2 million in cash, negotiated at arms' length between the parties, was funded through Navigant's revolving credit facility from NationsBank, N.A. as Administrative Agent. A copy of the joint press release of Navigant and WET with respect to the transaction is included as Exhibit 99.1.

(b) WET will continue to operate as a provider of corporate travel management services as a subsidiary of PTC.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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(a)  As of the date of this Form 8-K, it is impractical for the Registrant to provide the financial statements for WET, required pursuant to Article 3 of Regulation S-X. In accordance with Item 7(a) of Form 8-K, such financial statements for WET, will be filed by amendment to this Form 8-K on or before November 30, 1998.

(b) As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X. In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by amendment to this Form 8-K on or before November 30, 1998.

(c)  Exhibits

     2.1 Stock Purchase Agreement dated September 17, 1998 by and among Navigant International, Inc., Professional Travel Corporation, World Express Travel, Inc. and Robert B. Acree. Portions of Exhibit 2.1 have been omitted and filed separately with the Commission as confidential information. As permitted by Rule 601(b)(2) of Regulation S-K, the Schedules to Exhibit 2.1, which have been deemed not to be material, are not filed herein. The Registrant agrees to furnish supplementally a copy of the Schedules to Exhibit 2.1 to the Commission upon request.

     99.1  Joint press release, dated September 22, 1998.



           SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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     Date:  September 30, 1998.


                            NAVIGANT INTERNATIONAL, INC.
                            a Delaware corporation


                            By:  /s/  Robert C. Griffith
                                 ---------------------------------------------
                                 Name:  Robert C. Griffith
                                 Title: Chief Financial Officer and Treasurer (Principal Financial and Accounting
                                          Officer)

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